TARGETED WEST COAST PORTFOLIO

ESSEX

PROPERTY TRUST, INC.



NAREIT Institutional Investor Forum
June 2003

The Proven Leader In West Coast Apartments

ESS LISTED NYSE

Essex Property Trust, Inc. (NYSE:ESS)

- Top performing multifamily REIT
  - 32 years experience
- 25,125 apartment homes in 118 communities
  - 1,248 apartment homes under development
- Research-based strategy
  - Right markets at the right time
- Experienced management team
  - Top four executives have worked together 18 years
  - Proven track record
- Largest Southern California concentration of all multifamily REITs

Diversified Portfolio

25,125 Multifamily Units


San Francisco Bay Area - 17%
Los Angeles County - 21%
Ventura County - 7%
Orange County - 20%
San Diego County - 12%
Seattle Metro Area - 16%
Portland Metro Area - 5%
Other Assets - 2%

- San Francisco Bay Area (4,293 units)
- Southern California (14,810 units)
- Pacific Northwest (5,444 units)
- Other Assets (578 units)

Essex's Southern California Portfolio

▪ Apartment Communities	69
▪ Apartment Homes	14,810 units
▪ Total Square Footage	12,046,025
(As of 3/31/03)	
▪ Essex's Financial Occupancy	95%
▪ Market Occupancy Rate	95%
▪ NOI – % of Total	48%



Ventura County
Los Angeles
Orange County
San Diego







Essex's Northern California Portfolio

▪ Apartment Communities	19
▪ Apartment Homes	4,293 units
▪ Total Square Footage	3,213,821
(as of 3/31/03)	
▪ Essex's Financial Occupancy	96%
▪ Market Occupancy Rate	94%
▪ NOI – % of Total	29%




San Francisco County
Alameda County
Santa Clara County
Contra Costa





Essex's Pacific Northwest Portfolio

▪ Apartment Communities	27
▪ Apartment Homes	5,444 units
▪ Total Square Footage	4,680,845
(as of 3/31/03)	
▪ Essex's Financial Occupancy	95%
▪ Market Occupancy Rate	93%
▪ NOI – % of Total	18%


Seattle Metropolitan Area
Portland Metropolitan Area







Consistent Performance



Average FFO Growth of 12.5%
1996-2002
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$1.98
$2.23
$2.54
$2.85
$3.26
$3.90
$4.39
$4.50
12.6%
13.4%
12.2%
14.4%
19.6%
12.5%
2.5%
1995
1996
1997
1998
1999
2000
2001
2002

Annual Portfolio Growth

Multifamily Units
as of December 31,



24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
10,700
12,267
15,106
18,673
20,762
23,699
'97
'98
'99
'00
'01
'02

Multifamily Properties
as of December 31,



120
110
100
90
80
70
60
50
59
63
68
83
92
112
'97
'98
'99
'00
'01
'02

Consistent Occupancies

Financial Occupancy
For the year ended December 31,


96%
97%
97%
96%
96%
96%
97%
95%
95%
1994
1995
1996
1997
1998
1999
2000
2001
2002

Proven Strategy


New Supply of both Multifamily and Single Family Units
Job Growth Forecast
Household Growth
Growth Forecast
Apartment Vacancy Rates
Average Rents of Apartments
Single Family Home Prices
Projected Growth in Single Family Home Prices
Input
Analysis
Research Team and Proprietary Model
Rent Growth and Occupancy Rates
Submarket Projections
Target Acquisition or Disposition Submarkets
Ranking 24 Submarkets

All Housing Supply is Considered in Evaluating Markets

	Essex's Markets	Other Markets*
Average Median Home Price	$335,538	$209,616
Single-family Permits (% of Stock)	1.0%	2.2%
Multifamily Permits (% of Stock)	1.0%	1.2%

* Other Markets include: Las Vegas, Atlanta, Orlando and Phoenix
Sources: SF Prices – National Association of Realtors, Rosen Consulting Group; Permits, total residential stock-U.S. Census

Prudent Market Timing



Q1-2003
Other
2%
Southern
California
57%
Seattle
Metro Area
17%
San Francisco
Bay Area
18%
Portland
Metro Area
6%
Q4-1994
Southern
California
10%
Pacific
Northwest
20%
San Francisco
Bay Area
70%

Strategically Positioned Among Our Peers

	5-Year* Total Annual Return
Essex Property Trust	15.4%
Archstone Communities	5.1%
Avalon Bay	5.9%
BRE Properties	7.5%
Equity Residential	5.9%

*Source: ReitWatch, April 2003

John M. Sachs Merger

- Tax-free reorganization structure
- Real estate assets valued at approximately $301 million
- Acquired 20 multifamily assets – 3,231 apartment homes
  - Issued 2,719,875 shares of Essex common stock
  - Assumed mortgages on four of the newly acquired properties for approximately $64.6 million
    - Fixed interest rate of 5.51%
    - Matures in December 2012
  - Repaid liabilities of approximately $33.0 million
  - Balance was paid in cash

2003 Business Plan



2003 Business Plan

- Reduced Internal Growth
- External Growth
  - Stabilize San Marcos apartments
    - 312 units-estimated total cost $50.9 million
  - The Essex Apartment Value Fund, L.P.
    - Invest $400 million
- 2003 Guidance: $4.33-$4.45 FFO per diluted share

Southern California Market Overview

Portfolio Concentration	• 57%
Market Status	• 1st Qtr.2003 Occupancy: 95.2% • 1st Qtr.2003 NOI Growth 8.4% • Limited Supply • Single-Family Home Median Price: $324,000
Outlook	• Stable Occupancies • 2003 NOI Growth: 4%
Essex Strategy	• Selectively Acquire and Develop

Northern California Market Overview

Portfolio Concentration	• 18%
Market Status	• 1st Qtr. 2003 Occupancy: 95.8% • 1st Qtr. 2003 NOI Growth (17.0%) • Job losses Stabilizing • Single-Family Home Median Price: $464,000
Outlook	• Rents stabilizing; no upward pressure • 2003 NOI Growth: -5%
Essex Strategy	• Selectively Acquire

Pacific Northwest Market Overview

Portfolio Concentration	
Seattle Metropolitan Area	• 17%
Portland Metropolitan Area	• 6%
Market Status	• 1st Qtr.2003 Occupancy: 94.5%
	• 1st Qtr. 2003 NOI Growth (7.9%)
	• Job losses slowing
	• Single-Family Home Median Price: $220,000
Outlook	• Low interest rates impacting rental markets
	• Recovery consistent with US Economy
	• 2003 NOI Growth: (-4%)
Essex Strategy	• Aggressively manage existing portfolio

The Essex Apartment Value Fund, L.P.

- Formed with Institutional Investors
- Equity Capital – $250 Million
- Essex Contribution – $53 Million or 21%
- Approximate Investment Capacity – $700 Million
- Committed – $550 Million
  - 13 Properties (2,979 units)
  - 3 Development Transactions (612 units)
- Investment Firepower: Approximately $150 million

Commitment to Shareholders



Strong Financial Condition

Debt to Total Market Capitalization 36.0%

Total Market Capitalization $2.3 billion


Common Stock:
$1,233 million
55% of capital
Debt:
$812 million
36% of capital
Preferred Equity:
$210 million
9% of capital

As of March 31, 2003

Conservative Leverage

Total Debt: $812 million
Interest Expense Coverage 3.6x



Tax Exempt -Variable
7%
$60 Million
Fixed
74%
$599 Million
Lines of Credit
19%
$153 Million

As of March 31, 2003

Essex's Common Stock Outperforms Key Indices



Total Return Performance
Essex Property Trust, Inc.
S&P 500
NAREIT All Equity REIT Index
Index Value
225
200
175
150
125
100
75
50
31-Dec-97
31-Dec-98
31-Dec-99
31-Dec-00
31-Dec-01
31-Dec-02

Source: SNL Financial LC

Creating Shareholder Value


Dividends Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.95
$2.15
$2.38
$2.80
$3.08
$3.12
1998
1999
2000
2001
2002
Annualized 2003


FFO Payout Ratio
75%
65%
55%
45%
68%
66%
61%
64%
68%
71%
1998
1999
2000
2001
2002
Projected 2003

Why invest in Essex Property Trust?

- Focused Strategy
  - High-barrier to entry West Coast markets
  - Strong supply and demand fundamentals
  - Essex Apartment Value Fund, L.P.

- Quality assets in supply-constrained markets
  - Targeted West Coast Markets
  - West Coast strength to resume with economic recovery
  - Few regional players

- Experienced management team with an exemplary track record
  - Top four executives have worked together for over 16 years
  - Management / Founders currently own approximately 9%

- Conservative Fiscal Policies
  - Commitment to shareholder returns
  - Attractive dividend with low payout ratios
  - Strong balance sheet

Forward-looking Statement

SAFE HARBOR STATEMENT
UNDER THE PRIVATE SECURITIES LITITIGATION REFORM ACT OF 1995

This presentation includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995, including statements about projected growth in Funds from Operations and dividends, the Company's 2002 business plan, its projections regarding internal growth, external growth and redevelopment, its strategy and projections regarding the growth in its various markets, and its projections regarding the Essex Apartment Value Fund. The Company's actual results may differ materially from those projected in such forward-looking statements due to various factors, including, but not limited to, changes in economic conditions and market demand for rental units, the impact of competition and competitive pricing, unexpected delays in the development and leasing of development and redevelopment projects, and the other risks detailed in the Company's Securities and Exchange Commission filings.

TARGETED WEST COAST PORTFOLIO

ESSEX
PROPERTY TRUST, INC.



The Proven Leader In West Coast Apartments

ESS LISTED NYSE